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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: April 9, 2007

                             Paradigm Holdings, Inc.
               (Exact Name of Registrant as Specified in Charter)


     Wyoming                         09-154                      83-0211506
 (State or other            (Commission File Number)           (IRS Employer
  jurisdiction                                               Identification No.)
of incorporation)

          9715 Key West Avenue, Third Floor, Rockville, Maryland 20850
               (Address of principal executive offices) (Zip code)

                                 (301) 468-1200
               Registrant's telephone number, including area code

                                      None
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.  ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

         On April 9, 2007, Paradigm Holdings, Inc., a Wyoming corporation (the "Company"), issued a secured promissory note to Ms. Theresa Kleszewski in connection with the Stock Purchase Agreement (as described in Item 2.01 below), in the principal sum of Four Million Dollars (US $4,000,000) (the "Promissory Note").

         Under the terms of the Promissory Note, the Company will repay the principal sum of Four Million Dollars (US $4,000,000) plus interest at the annual rate of seven and three-quarters percent (7.75%) of the unpaid balance pursuant to the following terms:

                  (a) Five Hundred Thousand Dollars (US $500,000), less any Designated Professional Payments, shall be paid to Ms. Kleszewski within three (3) business days of April 9, 2007, and the Designated Professional Payments shall be paid as instructed by Ms. Kleszewski;

                  (b) One and One Half Million Dollars (US $1,500,000) (the "Second Amount") shall by paid to Ms. Kleszewski on June 30, 2007; and

                  (c) the remainder amount (the "Remainder Amount") equal to Two Million Dollars (US $2,000,000) shall be paid to Ms. Kleszewski on October 31, 2008.

         For purposes of the foregoing, "Designated Professional Payments" means payments designated by Ms. Kleszewski as payments for invoices of attorneys and/or other professionals who have rendered services to Ms. Kleszewski in connection with the Stock Purchase Agreement. The Promissory Note may be voluntarily prepaid, without penalty or premium, in whole or in part, at any time and from time to time. Any prepayment must include all accrued interest on the principal being paid through the date of prepayment. Ms. Kleszewski shall have the option to elect to receive as partial repayment of the Second Amount or the Remainder Amount up to a maximum of One Million Dollars ($1,000,000) of the principal amount of the Promissory Note in increments of One Hundred Thousand Dollars ($100,000), in the form of restricted shares of the Company's common stock, calculated based on the average closing price of the Company's common stock for the five trading days prior to the date of the issuance of the shares of Company common stock. Such payments of part or all of the Second Amount and/or the Remainder Amount in Shares, up to the maximum described above, shall be made at the election of Ms. Kleszewski and shall be restricted by a vesting period equal to the earlier of: (i) 18 months from the date of the issuance of the Shares or (ii) the occurrence of a change of control of the Company. Any remaining portion of the principal amount of the Promissory Note shall be paid to Ms. Kleszewski in cash.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         On April 9, 2007, the Company completed the acquisition of Trinity IMS, Inc., a Nevada corporation ("Trinity"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") executed on January 29, 2007 by and among the Company, Trinity and the shareholders of Trinity (the "Shareholders"). Pursuant to the terms and conditions set forth in the Stock Purchase Agreement, the Company purchased from the Shareholders, all of the issued and outstanding capital stock of Trinity and Trinity became a wholly-owned subsidiary of the Company in exchange for the Promissory Note (as described above in Item 1.01) issued to Ms. Kleszewski on April 9, 2007.

         Trinity provides specialized information assurance ("IA") and cyber forensics support services to the federal government, primarily the U.S. Department of State. Trinity's focus on cyber forensics and information assurance services in support of the U.S. Department of State complements the Company's strategic plan to expand its IT solutions into the national security marketplace. Trinity provides the Company with access to key customers, security clearances and technical expertise.

         In addition, under certain conditions as set forth in the Stock Purchase Agreement, the Shareholders will be eligible for incentive bonuses for winning new contracts for Trinity.

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         In addition on April 9, 2007, the Company entered into a two (2) year
Executive Employment Agreement by and between the Company and Christian L. Kleszewski, a principal of Trinity, under which the Company agrees to employ Mr. Kleszewski as Vice President of Information Assurance of the Company, reporting to Mr. Peter B. LaMontagne, President and CEO of the Company. Mr. Kleszewski shall be paid a base salary at an annual rate of $210,000 and be entitled to participate in the Company's health and benefit plans.

         The sole purpose of this amendment is to provide the audited financial statements of the business as required by Item 9.01(a) and the unaudited pro forma financial information required by 9.01(b) of Form 8-K, respectively.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         See Items 1.01 and 2.01 for further information.

ITEM 7.01.  REGULATION FD DISCLOSURE.

         On April 12, 2007, the Company issued a press release with respect to completing the acquisition of Trinity. Please refer to Exhibit 99.4 .

ITEM  9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

                  (a) Financial Statements of Business Acquired.

                  The financial statements of the business acquired required by this item were not included in the Current Report on Form 8-K filed with the Commission on April 13, 2007. The financial statements are being provided pursuant to this amended report, which has been filed not later than 71 calendar days after April 13, 2007, the day that the initial report on Form 8-K was filed.

                  The financial statements of Trinity for the fiscal year ended December 31, 2006, and the report of Goodman & Company, L.L.P., independent auditors as of and for the fiscal year ended December 31, 2006, relating to the audited financial statements for the year ended December 31, 2006, are filed with this Form 8-K/A as Exhibit 99.5.

                  (b) Pro Forma Financial Information.

                  The financial information required by this item was not included in the Current Report on Form 8- K filed with the Commission on April 13, 2007. The financial information is being provided pursuant to this amended report, which has been filed not later than 71 calendar days after April 13, 2007, the date that the initial report on Form 8-K was filed.

                  The unaudited pro forma financial information included with this Form 8-K/A has been prepared to illustrate the pro forma effects of the acquisition of Trinity. The uanudited pro forma condensed combined statements of operations and balance sheet for the fiscal year ended December 31, 2006 are filed with this Form 8-K/A as Exhibit 99.6. The unaudited pro forma condensed combined statements of operations for the fiscal year ended December 31, 2006 give effect to the acquisition of Trinity as if it had occurred on January 1, 2006. The unaudited pro forma consolidated balance sheet as of December 31, 2006 included in this report has been prepared as if the acquisition occurred on December 31, 2006. All pro forma information in this Form 8-K/A has been prepared for informational purposes only and does not purport to be indicative of what would have resulted had the acquisition actually occurred on the dates indicated or what may result in the future.

                  (c) Not applicable.

                  (d) Exhibit No. Description:

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
EXHIBIT             DESCRIPTION                                                           LOCATION

Exhibit 99.1        Stock Purchase Agreement, dated January 29, 2007, by and among        Incorporated by reference to
                    Paradigm Holdings, Inc., Trinity IMS, Inc. and the shareholders of    Form 8-K filed on January 31, 2007
                    Trinity IMS, Inc.

Exhibit 99.2        Promissory Note, dated April 9, 2007, issued by Paradigm Holdings,    Incorporated by reference to
                    Inc. to Theresa Kleszewski                                            Form 8-K filed on April 13, 2007

Exhibit 99.3        Executive Employment Agreement, dated April 9, 2007, by and between   Incorporated by reference to
                    Paradigm Holdings, Inc. and Christian L. Kleszewski                   Form 8-K filed on April 13, 2007

Exhibit 99.4        Press Release                                                         Incorporated by reference to
                                                                                          Form 8-K filed on April 13, 2007

Exhibit 99.5        Report of Goodman & Company, L.L.P., independent auditors, and the    Provided herewith
                    audited financial statements of Trinity for the fiscal years ended
                    December 31, 2006 and 2005

Exhibit 99.6        Unaudited pro forma condensed combined balance sheet                  Provided herewith
                    and statement of operations for the fiscal year ended
                    December 31, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             PARADIGM HOLDINGS, INC.
 Date: June 22, 2007

                                             By:     /s/  Richard Sawchak
                                                     ---------------------------
                                                     Richard Sawchak
                                                     Chief Financial Officer











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